UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 15, 2009

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directions; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 15, 2009, James L. Knighton resigned from his position as a member of the Board of Directors of Pharmacyclics, Inc. due to other business commitments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   January 22, 2009

PHARMACYCLICS, INC. By: /s/ ROBERT W. DUGGAN Name: Robert W. Duggan Title: Chairman and Interim Chief Executive Officer, Chief Financial Officer and Secretary